Exhibit 99.2

WORLD ACCEPTANCE CORPORATION

Proposed Resolutions to amend and restate the Bylaws to provide for separate office of Chief Executive Officer and make conforming changes; provide for 12 hours notice of special meetings of the Board of Directors; provide for responsibilities of the Audit Committee and other Board Committees to be as prescribed from time to time by the Board and, if applicable, in such Committee’s charter; and make various technical and typographical corrections

RESOLVED, that the Second Amended and Restated Bylaws of this Corporation be and hereby are amended as follows:

(a) By deleting the first sentence of Article V, Section 1 thereof (OFFICERS – Officers of the Corporation) and substituting therefor the following:

The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board of Directors may from time to time elect.

(b) By deleting Sections 6 through 11 of Article V (OFFICERS) thereof and substituting therefor the following new Sections 6 through 12:

Section 6

Chief Executive Officer. Subject to the direction and control of the Board of Directors, the Chief Executive Officer shall be the principal executive officer of the corporation, shall supervise and control the management of the corporation and shall have such duties and authority as are normally incident to the position of chief executive officer of a corporation and such other duties and authority as may be prescribed from time to time by the Board of Directors or as are provided for elsewhere in these bylaws.

Section 7

Chief Operating Officer. Subject to the direction and control of the Chief Executive Officer and the Board of Directors, the Chief Operating Officer, if such an officer shall be so designated by the Board of Directors, shall supervise and control the operations of the corporation, shall have such duties and authority as are normally incident to the position of chief operating officer of a corporation and such other duties as may be prescribed from time to time by the Chief Executive Officer or the Board of Directors, and, in the absence or disability of the Chief Executive Officer, shall have the authority and perform the duties of the Chief Executive Officer. The title of the President or other officer serving as the Chief Operating Officer may, but need not, also refer to his or her position as Chief Operating Officer.

Section 8

President. Subject to the direction and control of the Board of Directors and the Chief Executive Officer (if another officer shall be the Chief Executive Officer) the President shall have such duties and authority as may be prescribed from time to time by the Board of Directors, these bylaws and applicable laws. If the President is designated by the Board of Directors as the Chief Executive Officer, then the President shall have all of the duties and authority of the Chief Executive Officer. If the President is designated by the Board of Directors as the Chief Operating Officer, then the President shall have all of the duties and authority of the Chief Operating Officer.

Section 9

Vice Presidents. The Vice President, and if there be more than one, the Executive Vice President or other Vice President designated by the Board of Directors, shall, in the absence or disability of the President, have the authority and perform the duties of said office (including the duties and authority of the President as either Chief Executive Officer or Chief Operating Officer or both, if the President serves as such). In addition, each Vice President shall perform such other duties and have such other powers as are normally incident to the office of Vice President or as shall be prescribed by the Chief Executive Officer, the Chief Operating Officer or the Board of Directors. The title of any Vice President may, but need not, include any additional designation descriptive of such officer’s duties as the Board of Directors may prescribe.

Section 10

Secretary. The Secretary shall have the responsibility and authority to maintain and authenticate the records of the corporation; shall keep, or cause to be kept, accurate records of the acts and proceedings of all meetings of shareholders, directors and committees; shall give, or cause to be given, all notices required by law and by these bylaws; shall have general charge of the corporate books and records and of the corporate seal, and shall affix the corporate seal to any lawfully executed instrument requiring it; shall have general charge of the stock transfer books of the corporation and shall keep, or cause to be kept, all records of shareholders as are required by applicable law or these bylaws; shall sign such instruments as may require the signature of the Secretary; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may be assigned to him or her from time to time by the Chief Executive Officer, the Chief Operating Officer, or the Board of Directors.

Section 11

Treasurer. The Treasurer shall have custody of all funds and securities belonging to the corporation and shall receive, deposit or disburse the same under the direction of the Board of Directors; shall keep, or cause to be kept, full and accurate accounts of the finances of the corporation in books especially provided for that purpose, and shall generally have charge over the corporation’s accounting and financial records; shall cause a true statement of its assets and liabilities as of the close of each fiscal year, and of the results of its operations and of cash flows for such fiscal year, all in reasonable detail, including particulars as to convertible securities then outstanding, to be made as soon as practicable after the end of such fiscal year. The Treasurer shall also prepare and file, or cause to be prepared and filed, all reports and returns required by Federal, State or local law and shall generally perform all other duties incident to the office of Treasurer and such other duties as may be assigned to him or her from time to time by the Chief Executive Officer, the Chief Operating Officer or the Board of Directors.

Section 12

Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, if any, shall, in the absence or disability of the Secretary or the Treasurer, respectively, have all the powers and perform all of the duties of those offices, and they shall in general perform such other duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the Chief Operating Officer or the Board of Directors.

(c) By deleting the word “President” and substituting therefor the words “Chief Executive Officer” in the following Sections thereof: Article II, Section 4 (MEETINGS OF SHAREHOLDERS – Special Meetings); Article II, Section 5 (MEETINGS OF SHAREHOLDERS – Notice of Meetings); and Article IV, Section 2 (MEETINGS OF DIRECTORS – Special Meetings);

(d) By deleting the third sentence of Article VII, Section 1 (CERTIFICATES FOR SHARES AND THEIR TRANSFER – Certificates for Shares) thereof and substituting therefor the following sentence:

Certificates shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer.

(e) By deleting the second sentence of Article IV, Section 3 (MEETINGS OF DIRECTORS – Notice of Meetings) thereof and substituting therefor the following sentence:

The person or persons calling a special meeting of the Board of Directors shall, at least twelve (12) hours before the meeting, give notice thereof by any usual means of communication (including, without limitation, by telephone, facsimile transmission, or electronic mail).

(f) By deleting Article IV, Section 9(a) (MEETINGS OF DIRECTORS – Audit Committee – Creation) thereof and substituting therefor the following new Section 9(a):

(a) Creation. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by these bylaws, may designate two or more directors, at least two of whom are not active officers of the corporation or any of its subsidiaries, to constitute an Audit Committee, which committee shall, to the extent permitted by law, have such duties and authority as may be prescribed from time to time by the Board of Directors and the Audit Committee’s charter.

(g) By deleting the first sentence of Article IV, Section 10 (MEETINGS OF DIRECTORS – Other Committees) thereof and substituting therefor the following sentence:

The Board of Directors, by resolution adopted by a majority of the number of directors fixed by these bylaws, may designate two or more directors to constitute other committees of the Board, each of which, to the extent permitted by law, shall have such duties and authority as may be prescribed from time to time by the Board of Directors and, if applicable, such committee’s charter.

(h) By deleting the words “Company’s Stock” in the first sentence of Article II, Section 9 (MEETINGS OF SHAREHOLDERS – Voting of Shares) and substituting therefor the words “corporation’s stock”; and

(i) By deleting the word “charter” and substituting therefor the words “articles of incorporation” in the following sections thereof: Article II, Section 9 (MEETINGS OF SHAREHOLDERS – Voting of Shares); Article VIII, Section 1 (GENERAL PROVISIONS – Dividends); and Article VIII, Section 3 (GENERAL PROVISIONS – Waiver of Notice); and

FURTHER RESOLVED, that the foregoing amendments to the Second Amended and Restated Bylaws be compiled and reflected in a new set of amended and restated bylaws known as the Third Amended and Restated Bylaws of this Corporation; and

FURTHER RESOLVED, that the Secretary and other officers of this Corporation be and hereby are, authorized and directed to take any and all actions and execute any and all documents as may be necessary or desirable, in the judgment of such officer(s), to effect and evidence the intent of the foregoing resolutions, including, but not limited to, compiling the Third Amended and Restated Bylaws and filing and certifying the same to governmental authorities, lenders, and other third parties as the complete and currently effective bylaws of this Corporation until such time as such bylaws shall be further amended or superseded.